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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   PURSUANT TO
                               SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

         Date of Report (Date of earliest event reported): May 17, 2000

                          PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)
            WASHINGTON                   000-29829               91-1815009
 (State or other jurisdiction of     (SEC File Number)          (IRS Employer
          incorporation)                                     Identification No.)
                             300 EAST MARKET STREET
                         ABERDEEN, WASHINGTON 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)


        Item 5.   Other Events.

On May 17, 2000, the Board of Directors of Pacific Financial Corporation voted unanimously to merge the bank holding company's two subsidiaries, The Bank of Grays Harbor and Bank of the Pacific, into one bank as soon as practicable. The name of the merged bank will be Bank of the Pacific, with the branches of The Bank of Grays Harbor continuing to operate under the existing name until such time as the board determines that it is advisable to operate under a single name.

On June 20, 2000 and June 21, 2000, the Boards of Directors of The Bank of Grays Harbor and Bank of the Pacific each ratified the decision to merge the two banks.



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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  June 28, 2000                            By: /s/ Dennis A. Long
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                                                    Dennis A. Long
                                                    President